                                                                                                      EXHIBIT 10.1a

                                                                                        CC Draft - October 28, 2003

                                                  AMENDMENT NO. 1

         This  AMENDMENT  No. 1 dated as of October  29, 2003  ("Amendment  No. 1"),  is entered  into by and among
O'SULLIVAN  INDUSTRIES,  INC.,  a Delaware  corporation  ("OSI"),  O'SULLIVAN  FURNITURE  FACTORY  OUTLET,  INC., a
Missouri corporation ("OSF"),  O'SULLIVAN  INSUSTRIES - VIRGINIA,  INC., a Virginia corporation ("OSV" and together with OSF and OSV, each a "Borrower"  and  collectively  and jointly and  severally,  the  "Borrowers"),  O'SULLIVAN
INDUSTRIES  HOLDINGS,  INC., a Delaware  corporation,  the persons  designated as "Lenders" on the signature  pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent.

         WHEREAS,  Borrowers,  the other persons named therein as Credit Parties,  the Lenders (as defined therein)
and Agent are party to the Credit  Agreement  dated as of September 29, 2003  (including all annexes,  exhibits and schedules  thereto,  the  "Original  Credit  Agreement";  all  capitalized  terms  defined in the  Original  Credit
Agreement and not otherwise  defined herein have the meanings  assigned to them in the Original Credit Agreement or in Annex A thereto);

         WHEREAS,  Borrowers and Requisite Lenders,  subject to Section 4 hereof, wish to amend the Original Credit
Agreement in the manner set forth below.

         NOW,  THEREFORE,  in  consideration  of the premises and the agreements,  provisions and covenants  herein contained, Borrowers, Credit Parties, Requisite Lenders and Agent agree as follows:

Section 1.
                                                    AMENDMENTS

         Subject to the  satisfaction  of the  conditions to  effectiveness  referred to in Section 3  hereof,  the
Original Credit Agreement is hereby amended as follows:

(a)      Section 1.1(e)  of the Original Credit  Agreement is hereby amended by replacing the reference to "Account
                  No.: 100101232217" appearing therein with a new reference to "Account No.: 003481045018".

(b)      Section 1.4 of the Original  Credit  Agreement is hereby amended by adding the following  paragraph at the end of such  section:  "If at any time there are no  Revolving  Credit  Advances  and no Event of
                  Default  continuing,  Agent  will  transfer  any  funds  in the  foregoing  account  as  Borrower
                  Representative  may direct.  Any such transfer  requested before 12:00 p.m. (New York time) shall be made on that  Business  Day.  Any such  transfer  requested  after 12:00 p.m.  (New York time)
                  shall be made on the next succeeding Business Day."

(c)      Section 2.10 of the Original  Credit  Agreement  is hereby  amended by adding the  following at the end of such  section:  "Solely with respect to (1) deposit  account  number 22489  maintained  by OSI at
                  Lamar Bank and Trust Company in Lamar,  Missouri,  (2) deposit account number 11231 maintained by
                  OSI at Lamar Bank and Trust Company in Lamar,  Missouri,  and (3) deposit  account number 1172527 maintained  by OSI at Royal Bank of Canada in  Ontario,  Canada,  each of which is required to be subject to a deposit  account  control  agreement in accordance  with this  Section 2.10,  if the amount  deposited in any one of the  foregoing  deposit  accounts as of the close of any Business
                  Day  exceeds  $500,000,  then not  later  than the  second  Business  Day  thereafter,  OSI shall transfer  the amount of such excess over  $500,000 in such deposit  account into deposit  account number 100101232217  maintained by OSI at Bank of America,  N.A. in St. Louis,  Missouri.  Solely
                  with respect to (1) deposit account number  9871048314  maintained by OSI at United Missouri Bank in Springfield,  Missouri,  (2) deposit account number 003477320899  maintained by OSI at Bank of
                  America, N.A. in Springfield,  Missouri, and (3) deposit account number 0000205161146  maintained by OSI at Sun Trust Bank in  Richmond,  Virginia,  none of which is  required  to be subject to a deposit account control  agreement,  if the amount deposited in any one of the foregoing  deposit accounts  as of the close of any  Business  Day exceeds  $25,000,  then not later than the second
                  Business  Day  thereafter,  OSI shall  transfer  the amount of such excess  over  $25,000 in such deposit  account into deposit account number  100101232217  maintained by OSI at Bank of America,
                  N.A. in St. Louis, Missouri."

Section 2.
                                                     EXTENSION

         Pursuant to a side letter  dated as of  September  29, 2003  between  Agent and each Credit  Party,  Agent agreed to extend  delivery of the deposit account control  agreements  required by Annex C and  Section 2.10 of the
Credit  Agreement  until the date that is thirty  (30) days  following  the Closing  Date.  OSI will not be able to comply with this  requirement  with respect to the deposit  account  control  agreement for deposit  account number
1172527  maintained  by OSI at Royal Bank of Canada in  Ontario,  Canada  (the "RBC  Account  Control  Agreement").
Execution and delivery of the RBC Account  Control  Agreement,  is hereby  extended to November 13, 2003,  provided that  failure of OSI to deliver the RBC Account  Control  Agreement  on or prior to such date shall  constitute  an
Event of Default.

Section 3.
                                            CONDITIONS TO EFFECTIVENESS

         This Amendment No. 1 shall become  effective on the date (the "Effective  Date") the following  conditions shall have been satisfied:

(a)      Agent shall have  received one or more  counterparts  of this  Amendment  No. 1 executed and  delivered by
                  Borrowers, the other Credit Parties, Agent and the Requisite Lenders; and

(b)      there  shall  be no  continuing  Default  or Event of  Default  (after  giving  effect  to the  amendments contemplated  by this Amendment  No. 1) and the  representations  and warranties of the Borrowers contained in this Amendment No. 1 shall be true and correct in all material respects.

Section 4.
                                                LIMITATION ON SCOPE

         Except  as  expressly  amended  hereby,  all of the  representations,  warranties,  terms,  covenants  and conditions  of the Loan  Documents  shall  remain in full force and  effect in  accordance  with  their  respective terms.  The amendments  set forth herein shall be limited  precisely as provided for herein and shall not be deemed to be waivers of,  amendments of,  consents to or  modifications  of any term or provision of the Loan Documents or any other  document or  instrument  referred to therein or of any  transaction  or further or future  action on the part of  Borrowers  or any other  Credit  Party  requiring  the  consent of Agent or  Lenders  except to the extent specifically  provided  for herein.  Agent and Lenders have not and shall not be deemed to have waived any of their respective  rights and remedies against  Borrowers or any other Credit Party for any existing or future Defaults or
Event of Default.

Section 5.
                                                   MISCELLANEOUS

(a)      Borrowers hereby represent and warrant as follows:

(i)      this Amendment No. 1 has been duly  authorized and executed by Borrowers and each other Credit Party,  and the Original Credit Agreement,  as amended by this Amendment No. 1, is the legal,  valid and binding  obligation of
Borrowers and each other Credit Party that is a party  thereto,  enforceable in accordance  with its terms,  except as such  enforceability may be limited by applicable  bankruptcy,  moratorium and similar laws affecting the rights of creditors in general; and

(ii)     Borrowers  repeat and restate the  representations  and warranties of Borrowers  contained in the Original
Credit  Agreement as of the date of this  Amendment No. 1 and as of the Effective  Date,  except to the extent such representations and warranties relate to a specific date.

(b)      This Amendment No. 1 is being delivered in the State of New York.

(c)      Borrowers  and the other  Credit  Parties  hereby  ratify and confirm the  Original  Credit  Agreement  as amended hereby,  and agree that, as amended  hereby,  the Original  Credit  Agreement  remains in full force and effect.

(d)      Borrowers  and the other  Credit  Parties  agree that all Loan  Documents  to which each such  Person is a party  remain in full  force and  effect  notwithstanding  the  execution  and  delivery  of this
                  Amendment No. 1.

(e)      This  Amendment No. 1 may be executed by the parties hereto in separate  counterparts,  each of which when so executed and delivered  shall be deemed an original,  but all of which  counterparts  together shall constitute but one and the same instrument.

(f)      All references in the Loan Documents to the "Credit  Agreement"  and in the Original  Credit  Agreement as
                  amended hereby to "this  Agreement,"  "hereof,"  "herein" or the like shall mean and refer to the
                  Original  Credit  Agreement  as amended  by this  Amendment  No. 1 (as well as by all  subsequent amendments, restatements, modifications and supplements thereto).

(g)      Each of the following  provisions of the Credit Agreement is hereby  incorporated herein by this reference with the same effect as though set forth in its  entirety  herein,  mutatis  mutandis,  and as if
                  "this  Agreement"  in any such  provision  read "this  Amendment No. 1":  Section 9.3  (Notices),
                  Section 9.6,  (Severability),  Section 9.8 (Headings), Section 9.9 (Applicable Law), Section 9.12
                  (Construction), Section 9.15 (Waiver of Jury Trial) and Section 9.17 (Entire Agreement).

                                                 [SIGNATURE PAGE FOLLOWS]

                                   SIGNATURE PAGE TO O'SULLIVAN AMENDMENT NO. 1

                                   SIGNATURE PAGE TO O'SULLIVAN AMENDMENT NO. 1
WITNESS the due execution  hereof by the  respective  duly  authorized  officers of the  undersigned as of the date first written above.

                                                 BORROWERS:

                                                 O'Sullivan Industries, Inc.,
                                                 as a Borrower

                                                 By:............................................
                                                     Name:
                                                     Title:

                                                 O'Sullivan Furniture Factory Outlet, Inc.,
                                                 as a Borrower

                                                 By:...........................................

                                                     Name:
                                                     Title:

                                                 O'Sullivan Industries - Virginia, Inc.,
                                                 as a Borrower

                                                 By:...........................................

                                                     Name:
                                                     Title:

                                                 CREDIT PARTIES:

                                                 O'Sullivan Industries Holdings, Inc.

                                                 By:__________________________
                                                      Name:
                                                      Title:

                                                 AGENT AND LENDERS:

                                                 GENERAL ELECTRIC CAPITAL
                                                 CORPORATION,
                                                 as Agent and a Lender

                                                 By:
                                                     Name:
                                                     Title: